SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934


       Date of Report (Date of earliest event reported): July 25, 2001
                                                         -------------

                               VINTENDO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 NEVADA               000-29111           94-3350436
         -----------------------     -----------          ----------
     (State or other jurisdiction    (Commission       (IRS Employer
        of incorporation)            File Number)    Identification No.)

             7011 S BROOKSHIRE CT
             SPOKANE, WASHINGTON                       99223
            ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (509) 448-4946
                                                           --------------

Item 1.  Changes in Control of Registrant.

On July 25, 2001; a unanimous vote by the stockholders and Board of Directors of Vintendo Corporation ("Vintendo") approved (1) an Acquisition Agreement and Plan of Reorganization whereby Vintendo will issue 55,000,000 shares of its common stock to Mr. Daniel Laroque in exchange for all of assets, business plans, strategies, and strategic business relationships known collectively as the 121 International Concept, (2) reduce the 5,000,000 currently issued and outstanding shares to 3,055,555 shares, (3) issue a total of 3,055,555 shares to Epic Holding Corp., William Flannigan, James McQuirter, and Gopublic.com LLC in furtherance of this transaction, (4) a name change from Vintendo Corporation to 121 International Corporation, (5) the election of Mr. Daniel Laroque as the new sole Director of Vintendo, thereby replacing the previous sole director of Vintendo, Mr. Kevin Nichols,
(6) the election and appointment of Mr. Daniel Laroque as the President, Mr. Didier Forquignon, Ms. Isabelle Laroque (wife of President Daniel Laroque), and Mr. Philippe Rebillard as Vice Presidents, and Mr. Timothy Orr as the Secretary of Vintendo (Mr. Nichols hereby resigned from his previous capacity as President), and (7) for a period of two years from the closing date of the Acquisition it shall require a 100% approval from the shareholders to "roll-back" the number of issued and outstanding shares.

121 International Corporation ("the Company"), post Acquisition, will have 61,111,110 common shares issued and outstanding. Beneficial ownership of the Company, as of the close of the Acquisition, was as follows:

                                     #of Shares     Percent of
Shareholders                         Shares Held    Shares Held
---------------                      -----------    -----------
Daniel Laroque (1)                    55,000,000         90.0%
Altres Group LLC (2)                   3,055,555          5.0% (3)
Epic Holding Corp.                     2,000,000          3.3%
William Flannigan                        500,000          0.8%
James McQuirter                          500,000          0.8%
Gopublic.com LLC                          55,555          0.0%
                                     -----------    -----------
     TOTAL                            61,111,110        100.0%

(1) Sole Director and President of the Company.
(2) This Company is owned 50% by Mr. Kevin Nichols, the former officer/director of Vintendo.
(3) Share ownership is actually less than 5.0% of the issued and outstanding shares. It is rounded "up" to the 5.0% figure shown here.

Item 2. Acquisition or Disposition of Assets.

On July 25, 2001; a unanimous vote by the stockholders and Board of Directors of Vintendo Corporation ("Vintendo") approved (1) an Acquisition Agreement and Plan of Reorganization whereby Vintendo will issue 55,000,000 shares of its common stock to Mr. Daniel Laroque in exchange for all of assets, business plans, strategies, and strategic business relationships known collectively as the 121 International Concept, (2) reduce the 5,000,000 currently issued and outstanding shares to 3,055,555 shares, (3) issue a total of 3,055,555 shares to Epic Holding Corp., William Flannigan, James McQuirter, and Gopublic.com LLC in furtherance of this transaction, (4) a name change from Vintendo Corporation to 121 International Corporation, (5) the election of Mr. Daniel Laroque as the new sole Director of Vintendo, thereby replacing the previous sole director of Vintendo, Mr. Kevin Nichols,
(6) the election and appointment of Mr. Daniel Laroque as the President, Mr. Didier Forquignon, Ms. Isabeele Laroque (wife of President Daniel Laroque), and Mr. Philippe Rebillard as Vice Presidents, and Mr. Timothy Orr as the Secretary of Vintendo (Mr. Nichols hereby resigned from his previous capacity as President), and (7) for a period of two years from the closing date of the Acquisition it shall require a 100% approval from the shareholders to "roll-back" the number of issued and outstanding shares.

Item 3. Bankruptcy or Receivership.

There has been no bankruptcy, receivership, or similar proceeding by or against either of the Companies described in this Form 8K.

Item 4. Changes in Registrant's Certifying Accountant.

The Company has had no changes in and/or disagreements with its accountants.

Item 5. Other Events.

Change of Business Direction

The Company, with its new President and sole Director, will initiate the 121 International Concept business plan which seeks to establish an internet-based buying club utilizing its members as its sales force. A fundamental concept of the plan is rewarding members with a check at the end of each month for referrals that become members and for all subsequent purchases made by those referred members.

Forward-Looking Statements

There are forward-looking statements in this document, and in the Company's public documents to which they may refer that are subject to risks and uncertainties in addition to those set forth below. These forward-looking statements include information about possible or assumed future results of the Company's operations. Also, when any of the words "may," "will," "believes," "expect," "anticipate," "estimate," "continue," or similar expressions are used, the Company is making forward-looking statements. Many possible events or factors, including but not limited to those set forth herein, could affect future financial results and performance. This could cause Company results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in the Company's other publicly filed documents and reports that are available from the Company and from the SEC.

Item 6. Resignations of Registrant's Directors.

Effective on the close of the Acquisition, Mr. Kevin Nichols resigned as an Officer (President) and the sole Director in conjunction with the Acquisition described in Item 1 of this Form 8-K. The resignation(s) were not a result of disagreement with either of the parties involved in the Acquisition.

Upon the resignations of the Mr. Nichols, the new Director of the Company is:

Name                         Position
-----------                  --------
Daniel Laroque               Chairman of the Board

It is anticipated that the new Board may appoint officers and additional directors subsequent to the Acquisition date, and as the appropriate candidates are identified.

A brief description of the background of the new President and Director, Mr. Daniel Laroque, the three Vice Presidents, and the Secretary, Timothy Orr, is as follows:

Daniel Laroque
--------------

EDUCATION
-------------
1985          Master of Business Administration University of San Francisco
                (USA)

1979 / 1984   French High Business School

1979          BAC B, Economy

CAREER EXPERIENCE
-----------------

1997 to 1999:    ROYAL MOUGINS GOLF CLUB  - General manager. In 2 years, the golf club became part of the 100 Finest Golf Clubs of the World. Still in operation.

1995 to present: Buyout of a REAL ESTATE AGENCY on the French Riviera,
                 specialised in sales of luxury houses, management of properties. The agency is more than 60 years old. Still in operation.

1994 /1995:      Buyout and management of a LEISURE RESORT on the French
                 Riviera, still in operation.

1993 /1994       ACHIEVERS - General manager for France - U.S. company of
                 nutritional products. Leader in Europe, launch of this company in Europe. Training and sales organisation all over Europe and USA.

1992 to present: Creation of a RESTAURANT on the French Riviera. Still in
                 operation.

1990 / 1992:     Creation of two VIDEO CLUBS that became Number 1 in France in terms of turnover. Still in operation.

1986 / 1990:     JVC - Marketing manager. Japanese company specialised in
                 audio and video products.

Didier Forquignon
-----------------

EDUCATION

1987       California University: listener, option : International Marketing

           Superior Trade School of Paris : specialised in Marketing

1979       University of Sciences of Metz

1977       BAC F3, Electronics

CAREER EXPERIENCE

1998/2000:      IPSUM INTERNATIONAL, Ltd. - Vice President of Communications
                and  Public Relations

1996/1998:      VISION INTERNATIONAL PEOPLE, Independent Distributor Network
                Marketing: development, training and management of distributors.

1991/1996:      CONSULTANT for an International Association of Consultants
                specialised in Marketing and Sales Strategy.

Concurrently:   International Trade Teacher (Superior Trade School); speaker in International Business (in the different schools of the group).

1987/1990:      S.AM. CROVETTO, Monaco - Sales and Marketing Manager
                Results turnover : + 270%

1985/1987:      STANADYNE INC.- RUNGIS France - European Marketing Manager
                Import and distribution of bathroom appliances. Setting up of branches in France, Spain, Belgium, Italy. Definition of the
                Marketing plan. Recruitment. Training - Within one year, we captured 10% of the market.

1982/1984:      PARTENAIRE EXPORT - Founder co-Manager
                International Trade Consultancy

1981/1982:      KETTNER France, Metz - Sales and recruitment
                Import and distribution of hunting weapons and sportswear.

Isabelle Laroque
----------------

EDUCATION

1986       English Certificate of Proficiency/ University of Cambridge (UK)

1985       University of Nice, France; MaOtrise de Droit (Law)

1979       BAC A2, Literature and Languages

CAREER EXPERIENCE

1998/2000:    IPSUM INTERNATIONAL, Ltd. - Vice President of Customer
              Relations

1996/1998:    VISION INTERNATIONAL PEOPLE, Distributors Relation and
              Communication Manager.
              Manager of VIP Communication office in France (5 employees);
              responsible for the office VIP Communication in Moscow (12 employees). Organisation of all communication literature, flyers, adverts, for the distributors; organisation of events for the Company and distributors. Management of the office's team.

1995 / 1996:  ACHIEVERS, U.S. company of nutritional products. Leader in
              Europe, launch of this company in Europe. Training and sales organisation all over Europe and USA.

1993/1994:    QUORUM, U.S.company of electronics and cosmetics.
              Distributor(leader in Europe) with a network of distributors in France, Italy, Germany, Holland, Belgium, UK, U.S.A. Training and sales organisation.

1986 / 1992:  Nice International Airport / Chamber of Commerce and Industry
              Hostess in charge of Congress' organisation, VIP. Supervisor of the Information desk employees.

Philippe Rebillard
------------------

EDUCATION

1992 BTS (two-year degree) in Technical Equipment and Energy Option thermic installations and air conditioning

1989    FRENCH HIGH SCHOOL DIPLOMA

1987    BEP and CAP  Sanitary and Thermic

CAREER EXPERIENCE

1998/2000:    IPSUM INTERNATIONAL , Ltd. - Vice President of Business
              Development

1996/1998:    VISION INTERNATIONAL PEOPLE - Eastern Europe, development, training and management of a 110 000-distributors network.

1995/1996:    ACHIEVERS - France and Germany
              Development, training and management of a 5 000-distributor network.

1994/1995:    QUORUM INTERNATIONAL - France and Italy
              Development, training and management of a 300-distributor network.

1993/1995 :   CENTRE HOSPITALIER UNIVERSITAIRE DE NICE
              Technical assistant, in charge of maintenance and plumbing, heating and air conditioning for 5 hospitals in Nice.

Timothy Orr
-----------
Mr. Orr is presently enrolled in law school at Gonzaga Graduate School of Law in Spokane, WA.

From 1996 to 1998 Mr. Orr was the co-owner (50%) and operator of T-2 Services, Inc., which he started in March of 1996. T-2 Services, Inc. was an environmental consulting and remediation firm in the State of Washington. In addition to being the founder and operator of T-2 Services, Inc. Mr. Orr was responsible for marketing, corporate development, and project management for the company. In December of 1998 Mr. Orr sold 100% of his interest in T-2 Services, Inc. to the other co-owner of the company. To date T-2 Services, Inc. is still in operation focusing on metal manufacturing in the environmental field as well as other potentially profitable areas.

From 1994 to 1996 Mr. Orr worked as a biologist with Roar Tech Environmental Services, Inc. where he was responsible for developing and executing research for cleanup procedures for petroleum-impacted soil and water. Mr. Orr was also a Washington State Site Assessor with Roar Tech where he was involved with coordinating state and federal regulatory agencies involving environmental land up-grades.

From 1990 to 1994 Mr. Orr was a college student receiving a Bachelor of Science Degree in Biology from Whitworth College, Spokane Wa.

Item 7. Financial Statements and Exhibits.

As of the date of this 8-K filing, financial information reflecting the Acquisition as of July 25, 2001 is not yet available. The Company plans to file an amendment to this 8-K Form reflecting the required financial information no later than 60 days following the Acquisition date.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Vintendo Corporation
                                         --------------------
                                         (Registrant)

         Date:  August 13, 2000          /s/ Daniel Laroque
                                         ------------------
                                         Daniel Laroque, President, Director

          ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION

This Acquisition Agreement ("Agreement"), effective as of July 25, 2001, is made by and between Vintendo Corporation ("VINTENDO" or "BUYER"), the acquiring entity, on the one hand, and Daniel Laroque, the owner of the assets of the assets being acquired on the other hand ("OWNER").

Recitals

WHEREAS, OWNER has developed and/or acquired certain assets, business plans, strategies, and strategic business relationships, including but not limited to Intellectual Property, Marketing Agreements, and Business Relationships known as the 121 International Concept ("121 INTERNATIONAL" and the "121 INTERNATIONAL Business Plan"); and

WHEREAS, OWNER desires to have the 121 INTERNATIONAL assets acquired by a U.S.-based company that is established as a public reporting company with the United States Securities and Exchange Commission ("SEC") in a transaction whereby OWNER establishes a controlling interest in the acquiring company (the "Acquisition"); and,

WHEREAS, VINTENDO is a U.S. based company that has established itself as a reporting company with the SEC; and,

WHEREAS, VINTENDO is desirous of entering into such an Acquisition of the 121 INTERNATIONAL assets in order to pursue the 121 INTERNATIONAL Business Plan thus far established; and,

WHEREAS, the parties hereto desire to make certain representations, warranties, covenants, and agreements in connection with the Acquisition and also to prescribed conditions to the Acquisition.

Agreement

NOW, WHEREFORE, in consideration of the representations, warranties, agreements, and mutual covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows.

1. EXCHANGE OF STOCK.

1.1 Number of Shares. The OWNER agrees to transfer and assign to VINTENDO at the Closing (defined below) all the 121 INTERNATIONAL assets in exchange for the number of common stock of VINTENDO (the "VINTENDO Shares"), $0.001 par
value, as shown against his name in Exhibit A.   The aggregate number of
VINTENDO Shares to be issued to OWNER in exchange for the 121 INTERNATIONAL assets shall be 55,000,000 VINTENDO Shares, $0.001 par value, as provided in paragraph 1.5 below.
1.2 Exchange of Certificates and Assets. OWNER shall provide proof of transfer and assignment of the 121 INTERNATIONAL Assets and shall receive in exchange a certificate or certificates representing the number of full shares of VINTENDO Shares for which the 121 INTERNATIONAL assets shall be exchanged. The 121 INTERNATIONAL assets to be transferred and assigned to VINTENDO are listed in Exhibit B. The transfer of 121 INTERNATIONAL assets by the OWNER shall be effected by the delivery to VINTENDO at the Closing of a signed statement of the transfer and assignment of the 121 INTERNATIONAL assets to VINTENDO. The 121 INTERNATIONAL assets transferred herein shall represent all the assets comprising the 121 INTERNATIONAL Concept Business Plan.
1.3 Fractional Shares. N/A.
1.4 Further Assurances. At the Closing and from time to time thereafter, the OWNER shall execute such additional instruments and take such other action as may be required to sell, transfer, and assign the transferred 121 INTERNATIONAL assets to VINTENDO and to confirm VINTENDO's title thereto.
1.5 Securities Exchanged. The OWNER of the 121 INTERNATIONAL assets shall exchange the 121 INTERNATIONAL Assets for the number of VINTENDO shares set forth in Exhibit A.
1.6 Shares Cancelled/Shares Issued. All but 3,055,555 shares, in aggregate, of the total VINTENDO common shares held by the current shareholder of VINTENDO shall be cancelled at the Closing. Further, at the Closing, 3,055,555 VINTENDO shares, in aggregate, shall be issued to Epic Holdings and James McQuirter per the terms of agreements in furtherance of this transaction.
1.7 Securities Outstanding After Closing. Immediately following the Closing, there will be issued and outstanding in VINTENDO 61,111,110 common shares, par value $0.001. The respective shareholdings of the officers, directors, those shareholders each holding more than 5% of the total issued and paid-up share capital of VINTENDO, and the key management employees of VINTENDO at Closing will be as set out in Exhibit J.

2. EXCHANGE OF OTHER SECURITIES.

2.1 Save in respect of the transfer and assignment of the 121 INTERNATIONAL assets, there are no outstanding shares, warrants, options, stock rights, or other securities of 121 INTERNATIONAL that are required or subject to exchange under Sections 1.1 and 1.5 in order to transfer said 121
INTERNATIONAL assets to VINTENDO.

3. CLOSING.

3.1 The closing contemplated herein ("Closing" or "Close") shall be held on such date falling on or before July 27, 2001 as the parties may agree at the offices of OWNER, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.
3.2 Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.
3.3 The Acquisition. Subject to the terms and conditions of this Agreement, upon the Closing, the 121 INTERNATIONAL assets shall be acquired by and become wholly-owned by VINTENDO in accordance with the General Corporate Law of the State of Nevada.
3.4 Filings. Upon the Closing, VINTENDO will file, or caused to be filed, articles of merger and/or make or cause to be made all other filings or recordings required by Nevada Law in connection with the Acquisition with the Secretary of State of Nevada, which articles of merger and/or other filings and recordings shall be in the form required by and executed in accordance with the applicable provisions of Nevada Law. The Acquisition shall become effective at the time the articles of merger for such Acquisition or other notices, if any, are duly filed with the Secretary of State of Nevada or at such later time as may be designated.
3.5 Directors. From and after the Closing, until successors are duly elected or appointed and qualified in accordance with applicable law, Daniel Laroque shall be the sole director of VINTENDO.
3.6 No Roll-Back of Shares.  From and after Closing, VINTENDO shall not roll-
back or reverse-split its   shares for a period two years without the
approval of shareholders representing 100% of the then issued and outstanding shares.
3.7Condition Concurrent. The Closing shall not be complete until such time as the second payment, in the amount of US$100,000 and due at Closing under the Consulting Services Agreement dated February 15, 2001, made by and between 121 INTERNATIONAL CONCEPT INTERNATIONAL CORPORATION and ALTRES GROUP, LLC, is paid to ALTRES GROUP, LLC.

4.   UNEXCHANGED CERTIFICATES.

N/A.

5.   REPRESENTATIONS AND WARRANTIES OF OWNER and 121 INTERNATIONAL.

OWNERS represent and warrant the following:
5.1 Ownership / Corporate Status. The 121 INTERNATIONAL assets are wholly owned by OWNER and no previous owners, employees, or creditors have a claim of right to the 121 INTERNATIONAL assets aside from the ownership represented herein by OWNER. OWNER has good and marketable title to all the 121 INTERNATIONAL properties and assets, real and personal, tangible and intangible, and the 121 INTERNATIONAL properties and assets are subject to no mortgage, pledge, lien, or encumbrance, except for liens shown on Exhibit C, with respect to which no default exists.
5.2 Capitalization. N/A.
5.3 Subsidiaries. 121 INTERNATIONAL holds interest in no subsidiaries.
5.4 Financial Statements. All financial statements of 121 INTERNATIONAL, LTD from its inception to and including the close of the enterprise, and including audited financial statements if available, were, or will be by the Close, furnished to VINTENDO and such statements accurately and fairly present the financial position of 121 INTERNATIONAL, LTD as of the respective dates of such financial statements, and the results of its operations for the respective periods indicated computed on the basis used for filing 121 INTERNATIONAL LTD's federal tax returns, consistently applied. OWNERS will deliver to VINTENDO, within 30 days following the Closing, such financial statements as are required, including audited financial statements if necessary, for proper filing of Form 8K with the SEC.
5.5 Undisclosed Liabilities. The 121 INTERNATIONAL assets have no attached liabilities of any nature, except to the extent indicated on Exhibit C, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due.
5.6 Litigation. There is no litigation or proceeding pending, or to OWNER's knowledge threatened, against or relating to 121 INTERNATIONAL, its properties or business.
5.7 Contracts. The 121 INTERNATIONAL assets are not party to or subject to, nor include, any material contracts other than those listed on Exhibit D.
5.8 No Violation. Execution of this Agreement and performance by OWNER hereunder will have been duly authorized by all requisite corporate and individual action on the part of OWNER and this Agreement constitutes a valid and binding obligation of OWNER and the 121 INTERNATIONAL assets, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of OWNER and/or 121 INTERNATIONAL is subject or by which OWNER and/or 121 INTERNATIONAL is bound.
5.9 Taxes. 121 INTERNATIONAL, LTD has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. 121 INTERNATIONAL, LTD has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of 121 INTERNATIONAL, LTD and are reflected in the financial statements furnished hereto.
5.10 Corporate Authority. OWNER and the 121 INTERNATIONAL assets have full corporate power and authority, if any is necessary, to enter into this Agreement and to carry out the obligations hereunder, and will deliver at the Closing a certified copy of resolutions of 121 INTERNATIONAL, LTD's board of directors authorizing execution of this Agreement by its officers and performance thereunder, if applicable.
5.11 Access to Records. From the date of this Agreement to the Closing, OWNER will, subject to the obligation of VINTENDO in paragraph 7.15 below, (1) give to VINTENDO and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that VINTENDO may inspect and audit them and (2) furnish such information concerning 121 INTERNATIONAL's properties and affairs as VINTENDO may reasonably request.
5.12 Confidentiality. Until the Closing (and permanently if there is no Closing), OWNER will keep confidential any information that they obtain from VINTENDO concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, OWNER and their representatives will return to VINTENDO all written matter with respect to VINTENDO obtained by them in connection with the negotiation or consummation of this Agreement.

6.   REPRESENTATIONS AND WARRANTIES OF OWNER.

OWNER represents and warrants as follows:
6.1 Title to Assets. OWNER is the owner, free and clear of any liens and encumbrances, of 100% of the 121 INTERNATIONAL assets.
6.2 Litigation. There is no litigation or proceeding pending, or to the OWNER's knowledge threatened, against or relating to the 121 INTERNATIONAL assets held by the OWNER.
6.3 No Approval. The OWNER understands that the shares to be received from VINTENDO have not been approved or disapproved by the SEC or any state securities agencies.
6.4 Investment Intent. OWNER is acquiring the VINTENDO common shares solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of the Securities Act, the Exchange Act, or any other applicable state securities acts.
6.5 Speculative Nature. OWNER understands the speculative nature and risks associated with VINTENDO and confirms that VINTENDO Shares are suitable and consistent with his investment program and that his financial position enables him to bear the risks of this investment and that there may not be any public market for VINTENDO Shares.
6.6 Information. OWNER has been provided with all the information requested of VINTENDO and with all information needed to make an informed decision with respect to the VINTENDO Common Shares.
6.7 Non-U.S. Person / Subscription Agreement. OWNER is a non-U.S. Persons as defined and required by Reg-S of the Act and has, or will have signed by Closing, the Subscription Agreement attached hereto as Exhibit E.

7.   REPRESENTATIONS AND WARRANTIES OF VINTENDO.

VINTENDO represents and warrants as follows:
7.1 Corporate Status. VINTENDO is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.
7.2 Capitalization. The authorized capital stock of VINTENDO consists of 75,000,000 shares of common stock, $0.001 par value per share, of which 5,000,000 shares are issued and outstanding, all fully paid and non-assessable.
7.3 Subsidiaries. VINTENDO has no subsidiaries.
7.4 Public Company. VINTENDO filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, a registration statement on Form 10-SB and received clearance from the SEC on its FORM 10SB during March 2000, voluntarily registering as a publicly reporting company.
7.5 Public Filings. VINTENDO has timely filed all reports required to be filed by it under Section 13 of the Securities Exchange Act of 1934.
7.6 Financial Statements. The audited financial statements of VINTENDO as of December 31, 2000, or such other period as are acceptable to OWNER ("VINTENDO's Financial Statements") and furnished to OWNER are correct and fairly present the financial condition of VINTENDO as of the dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied.
7.7 Undisclosed Liabilities. VINTENDO had no liabilities of any nature except to the extent reflected or reserved against in VINTENDO's Financial Statements, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due, and VINTENDO's accounts receivable, if any, are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefore in VINTENDO's Financial Statements.
7.8 Absence of Material Changes. Between the date of VINTENDO's Financial Statements and the date of Closing, there have not been, except as set forth in a list certified by the president of VINTENDO and delivered to OWNERS, (1) any changes in VINTENDO's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction, or loss of or to VINTENDO's property, whether or not covered by insurance; (3) any declaration or payment of any dividend or other distribution in respect of VINTENDO's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any such stock; (4) any increase paid or agreed to in the compensation, retirement benefits, or other commitments to employees; or (5) any other changes which may have a material adverse effect on VINTENDO's financial position, condition, business or operations.
7.9 Litigation. There is no litigation or proceeding pending, or to VINTENDO's knowledge threatened, against or relating to VINTENDO, its properties or business, except as set forth in a list certified by the president of VINTENDO and delivered to OWNER.
7.10 Contracts. VINTENDO is not a party to any material contract other than those listed on Exhibit F attached hereto.
7.11 No Violation. Execution of this Agreement and performance by VINTENDO hereunder has been, or will be by Closing, duly authorized by all requisite corporate action on the part of VINTENDO, and this Agreement constitutes a valid and binding obligation of VINTENDO, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of VINTENDO is subject or by which VINTENDO is bound.
7.12 Taxes. VINTENDO has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. VINTENDO has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of VINTENDO and are reflected in the financial statements furnished hereto. There is no action, suit, proceeding, investigation, audit or claim now proposed or pending against or threatened, with respect to VINTENDO in respect of any tax obligation, there are no liens for taxes upon the assets of VINTENDO and VINTENDO has not requested any extension of time within which to file any return.
7.13 Title to Property. VINTENDO has good and marketable title to all properties and assets, real and personal, reflected in VINTENDO's Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business, and VINTENDO's properties and assets are subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists. The properties and assets of VINTENDO described in VINTENDO's Financial Statements are the only properties or assets required for VINTENDO to carry on its business, as such business has been represented to OWNERS.
7.14 Corporate Authority. VINTENDO has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.
7.15 Confidentiality. Until the Closing (and permanently if there is no Closing), VINTENDO and its representatives will keep confidential any information, except that information needed to be filed in 14A filings with the SEC, if any, they obtain from ICALL concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, VINTENDO will return to OWNERS all written matter with respect to 121 INTERNATIONAL and OWNERS obtained by it in connection with the negotiation or consummation of this Agreement.
7.16 Investment Intent. VINTENDO is acquiring the 121 INTERNATIONAL assets to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof, and VINTENDO has no commitment or present intention to sell or otherwise dispose of the assets.
7.17 No Approval and Access to Information. VINTENDO understands that the sale of the assets to be received from OWNERS has not been registered with or reviewed and approved or disapproved by the SEC or any state securities agencies, and no federal or state securities law administrator has reviewed or approved any disclosure or other material concerning 121 INTERNATIONAL. Buyer has been provided with and reviewed all information concerning 121 INTERNATIONAL and the 121 INTERNATIONAL assets as it has deemed necessary or appropriate as a prudent and knowledgeable investor to enable it to make an informed investment decision concerning the 121 INTERNATIONAL assets.
7.18 Suppliers and Customers. Save as disclosed in Exhibit F, there are no suppliers or customers that are material to the business of VINTENDO and the Acquisition will not affect the relationship of VINTENDO with any supplier or customer.
7.19 Insurance. Exhibit G sets forth a list of all insurance policies held by or on behalf of VINTENDO. Such policies are valid and binding in accordance with their terms, are in full force and effect, and insure against risks and liabilities to an extent and in a manner customary in the industry in which VINTENDO operates. All premiums have been paid in full. VINTENDO has not received any notice from any of its insurance carriers that any insurance premiums will be materially increased in the future or that any insurance coverage listed in Exhibit G will not be available in the future on substantially the same terms as now in effect.
7.20 Key Management Employees. Exhibit H sets forth (a) the name and total compensation of each key management employee of the VINTENDO and (b) the name and total compensation of each other employee, consultant, agent or other representative of VINTENDO. Save as disclosed in Exhibit H, there is no accrual for, or any commitment or agreement by VINTENDO to pay wage and salary and any other direct or indirect compensation increases, bonuses or pay.
7.21 Receivables. All accounts and notes receivable are reflected on VINTENDO's Financial Statements, and all accounts and notes receivable arising subsequent to the date of VINTENDO's Financial Statements: (a) have arisen in VINTENDO's ordinary course of business; and (b) subject only to a reserve for bad debts computed in a manner consistent with past practice and reasonably estimated to reflect the probable results of collection, have been collected or are collectible in VINTENDO's ordinary course of business in the aggregate recorded amounts thereof in accordance with their terms.
7.22 Intangible Property. Save as disclosed in Exhibit I, VINTENDO does not own any patents, trademarks, copyrights, service marks, and trade names or has made any applications for any of the foregoing. There are no other patents, trademarks, copyrights, service marks or trade names that are material to VINTENDO's business as presently conducted or as being developed. VINTENDO owns, or is licensed or otherwise has the full right to use, all patents, trademarks, trade names, service names, copyrights, technology, know-how and processes ("Intellectual Property Rights") used in or necessary for the conduct of its business and which are material thereto. The business conducted by VINTENDO does not conflict with or infringe any valid Intellectual Property Rights of any third party in any way. VINTENDO has not received notice and is not aware of any of its Intellectual Property Rights being infringed upon or appropriated by third parties.

8.  CONDUCT PENDING THE CLOSING.

VINTENDO and OWNER covenant that between the date of this Agreement and the Closing as to each of them:
8.1 No change will be made in the assets, charter documents, by-laws, or corporate or other documents of VINTENDO or 121 INTERNATIONAL unless the party making any such change notifies the other in writing.
8.2 No OWNER will transfer, assign, hypothecate, lien, or otherwise dispose or encumber the 121 INTERNATIONAL assets owned by him.
8.3 Each of VINTENDO and OWNER shall not (a) declare or pay any dividends or declare or make any other distributions of any kind to its shareholders, or make any direct or indirect redemption, retirement, purchase or other acquisition of any of its respective shares or assets; (b) incur any indebtedness for borrowed money; (c) reduce its cash or short-term investments or their equivalent, other than to meet cash needs arising in the ordinary course of business, consistent with past practices; (d) waive any material right under any material contract or other agreement of the type required to be disclosed; (e) make any change in its accounting methods or practices or made any change in depreciation or amortisation policies or rates adopted by it; (f) materially change any of its business policies, including, without limitation, advertising, investment, marketing, pricing, purchasing, production, personnel, sales, returns, budget or product acquisition policies; (g) make any loan or advance to any of its shareholders, officers, directors, employees, consultants, agents or other representatives, or make any other loan or advance otherwise than in the ordinary course of business; (h) except for inventory or equipment in the ordinary course of business, sell, abandon or make any other disposition of any of its properties or make any acquisition of all or any part of the properties, share capital or business of any other person; (i) pay, directly or indirectly, any of its material liabilities before the same becomes due in accordance with its terms or otherwise than in the ordinary course of business; (j) terminate or fail to renew, or receive any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any contract or other agreement that is or was material to its condition, financial or otherwise; (k) amend its Memorandum and Articles of Association (or other constitutional documents) or merge with or into or consolidate with any other person, subdivide or in any way reclassify any shares of its share capital or change or agree to change in any manner the rights of its outstanding share capital or the character of its business; or (l) engage in any other material transaction other than in the ordinary course of business.

9.   CONDITIONS PRECEDENT TO OBLIGATION OF 121 INTERNATIONAL AND THE OWNERS.

OWNER's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by OWNER:
9.1 VINTENDO's Representations and Warranties. The representations and warranties of VINTENDO set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.
9.2 VINTENDO's Covenants. VINTENDO shall have performed all covenants required to be performed by it on or before the Closing by this Agreement.
9.3 Board of Director Approval. This Agreement shall have been approved by the board of directors of VINTENDO.
9.4 Regulatory Approvals. VINTENDO shall have received all Federal and state regulatory approvals required of them to complete the transactions contemplated by this Agreement.
9.5 Supporting Documents of VINTENDO. VINTENDO shall have delivered to OWNER supporting documents in form and substance reasonably satisfactory to OWNER, to the effect that: (a) VINTENDO is a corporation duly organized, validly existing, and in good standing; (b) VINTENDO's authorized capital stock is as set forth herein; (c) Certified copies of the resolutions of the board of directors of VINTENDO authorizing the execution of this Agreement and the consummation hereof; (d) Secretary's certificate of incumbency of the officers and directors of VINTENDO; (e) VINTENDO's unaudited financial statement to close of most recent fiscal quarter; and (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.
9.6 Shareholder Approval of Merger, Directors, Other. This Acquisition Agreement and Plan of Reorganization, including the election of the new Director designated in paragraph 3.5 and approval of the prohibition against a reverse-split of shares discussed in paragraph 3.6 shall have been approved and adopted by the affirmative vote of a majority of the outstanding shares of VINTENDO Common Shares entitled to vote thereon based on a properly prepared proxy statement.
9.7 Resignation Officers and Directors/Cancel Shares. The officers and directors of VINTENDO shall have resigned any and all their positions as officers, directors, and employees of VINTENDO and signed an agreement, acceptable to the OWNER, to cancel all but 3,055,555 of the VINTENDO shares, in aggregate, held by such officers and directors and their associates.
9.8 Shareholder Approval of Name Change. A majority of the Shareholders of VINTENDO will have elected to change the name of VINTENDO to 121 International Corporation or such other name as may be requested by OWNER.

10.   CONDITIONS PRECEDENT TO OBLIGATION OF VINTENDO.

VINTENDO's obligation to consummate this merger shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by VINTENDO:
10.1 OWNER AND 121 INTERNATIONAL's Representations and Warranties. The representations and warranties of OWNER and 121 INTERNATIONAL set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.
10.2 OWNER's and 121 INTERNATIONAL's Covenants. OWNER and 121 INTERNATIONAL shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.
10.3 Board of Director Approval. This Agreement shall have been approved by the board of directors of 121 INTERNATIONAL, if necessary.
10.4 Shareholder Execution. Exhibit I, OWNER Approval and Investor Qualification, substantially in the form attached hereto and incorporated herein by this reference shall have been executed by the OWNER.
10.5 Supporting Documents of OWNER. OWNER shall have delivered to VINTENDO supporting documents in form and substance reasonably satisfactory to VINTENDO to the effect that: (a) OWNER hold true and marketable title to the 121 INTERNATIONAL assets; (b) 121 INTERNATIONAL's assets are as set forth herein and such assets are unencumbered except as set forth herein; (c) Certified copies of the resolutions of the board of directors of 121 INTERNATIONAL, LTD, if necessary, authorizing the execution of this Agreement and the consummation hereof; (d) All financial statements of 121 INTERNATIONAL, LTD from its inception to and including the close of the most recent fiscal quarter, including audited financial statements if available; and (e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.
10.6 Regulatory Approvals. OWNER shall have received all Federal and state regulatory approvals required of them to complete the transactions contemplated by this Agreement.
10.7 Agreement Acknowledging Shares. OWNER shall have signed an agreement acknowledging the cancellation of all but 3,055,555 of the VINTENDO shares, in aggregate, held by the current VINTENDO Officers and Directors (or their associates) and the anticipated lapse of "restrictions" on these shares under Rule 144.
10.8 Payment of Second Installment Payment under Professional Services Agreement. Prior to the Closing, the second installment payment, in the amount of US$100,000, under the Professional Services Agreement dated February 15, 2001 and made by and between Altres Group, LLC and 121 INTERNATIONAL CONCEPT will be paid in full by OWNERS to Altres Group, LLC.

10A.   COVENANTS OF VINTENDO AND OWNER(S).

10A.1 Conduct of the Company. Except as specifically contemplated by this Agreement, VINTENDO will: (a) conduct its business in the ordinary course in accordance with applicable laws and use its best efforts to preserve and maintain the properties, business and relationships with suppliers, customers, employees, agents and others having relationships with it; (b) not to take or omit to take or agree or commit to take or omit to take any action that would make any representation and warranty any action that would make any representation and warranty hereunder inaccurate in any material respect at, or as of any time prior to Closing and (c), not issue any Shares or other voting securities or any securities convertible or exchangeable into Shares or other voting securities or establish a record date for such purposes unless otherwise approved by their respective directors or shareholders, as the case may be.
10A.2 Non-competition. Each of the VINTENDO Shareholders and OWNER shall not (and shall procure that none of their Affiliates shall) except with the prior written consent of the respective directors or shareholders of VINTENDO or OWNER, as the case may be, during the term of this Agreement: (a) exploit develop, carry on or be engaged, concerned or interested, directly or indirectly, within whether as shareholder, director, partner, agent or otherwise, in carrying on any other business in competition (whether directly or indirectly) with the business of VINTENDO or OWNER except through VINTENDO or OWNER; (b) solicit or entice away from VINTNDO or OWNER the custom of any person who shall at the time of the solicitation or enticement, or attempted solicitation or enticement, have been a customer, client, agent or correspondent of VINTENDO or OWNER (or 121 INTERNATIONAL) in the habit of dealing with VINTENDO or OWNER (or 121 INTERNATIONAL) at any time within the preceding two years; (c) solicit or entice away from VINTENDO or OWNER (or 121 INTERNATIONAL), any person who is a Key Management Employee whether or not such person would thereby breach his contract of employment by reason of leaving the employment of VINTENDO or OWNER (or 121 INTERNATIONAL); and (d) ensure that all permits and all extensions or renewals thereof relevant to the business of VINTENDO or OWNER (or 121 INTERNATIONAL) are awarded to or validly issued in the name of VINTENDO or OWNER (or 121 INTERNATIONAL), as the case may be. While the restrictions aforesaid are considered by the parties to be reasonable in all the circumstances, it is agreed that if any one or more of such restrictions shall, either taken by itself or themselves together, be adjudged to go beyond what is reasonable, but would otherwise be reasonable if any particular restriction or restrictions were deleted or if any part or parts of the wording thereof were deleted, restricted or limited in a particular manner, then the restrictions shall apply with such deletions, restrictions or limitations, as the case may be.
10A.3 Affiliate Transactions. All transactions between VINTENDO or OWNER (or 121 INTERNATIONAL) on the one hand and any of their directors or shareholders or their Affiliates on the other hand will be on an arms' length basis on terms fair to VINTENDO or OWNER (as the case may be) and at least as favorable as could have been obtained from unrelated third parties. The directors and shareholders of VINTENDO and the OWNER shall cause their Affiliates to comply with the terms of this paragraph.
10A.4 Information; Assistance. VINTENDO and OWNER will provide, and will cause their respective Affiliates to provide, and will cause their respective assistance required by the shareholders or which the shareholders may reasonably request to enable it to comply with all applicable laws. VINTENDO and OWNER will provide to the shareholders of VINTENDO: (a) annual budget in relation to VINTENDO at least 30 days prior to each financial year end of VINTENDO; (b) annual audited and consolidated accounts of VINTENDO within 60 days of each financial year end of VINTENDO; and (c) quarterly unaudited and accounts of VINTENDO within 30 days of the end of each calendar quarter.

11.   INDEMNIFICATION.

11.1 Indemnification of VINTENDO. OWNER agree to indemnify VINTENDO against any loss, damage, or expense (including reasonable attorney fees) suffered by VINTENDO from (1) any breach by OWNER or 121 INTERNATIONAL of this Agreement or (2) any inaccuracy in or breach of any of the representations, warranties, or covenants by OWNER or 121 INTERNATIONAL herein; provided, however, that
(a) VINTENDO shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses, damages, and expenses (including reasonable attorney fees) exceeding $5,000 in the aggregate and
(b) VINTENDO shall give notice of any claims hereunder within twelve months beginning on the date of the Closing. No loss, damage, or expense shall be deemed to have been sustained by VINTENDO to the extent of insurance proceeds paid to, or tax benefits realizable by, VINTENDO as a result of the event giving rise to such right to indemnification.
11.2 Indemnification of OWNER. VINTENDO agrees to indemnify OWNER against any loss, damage, or expense (including reasonable attorney fees) suffered by OWNER from (1) any breach by VINTENDO of this Agreement or (2) any inaccuracy in or breach of any of VINTENDO's representations, warranties, or covenants herein.
11.3 Defense of Claims. Upon obtaining knowledge thereof, the indemnified party shall promptly notify the indemnifying party of any claim that has given or could give rise to a right of indemnification under this Agreement. If the right of indemnification relates to a claim asserted by a third party against the indemnified party, the indemnifying party shall have the right to employ counsel acceptable to the indemnified party to cooperate in the defense of any such claim. As long as the indemnifying party is defending any such claim in good faith, the indemnified party will not settle such claim. If the indemnifying party does not elect to defend any such claim, the indemnified party shall have no obligation to do so.

12.   TERMINATION.

This Agreement may be terminated: (1) by mutual consent in writing; or (2) by VINTENDO or OWNER if there has been a material misrepresentation or material breach of any warranty or covenant by any other party.

13.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

Subject to Paragraph 11 hereof, the representations and warranties of VINTENDO and OWNER (and 121 INTERNATIONAL) set out herein shall survive the Closing.

14.   ARBITRATION SCOPE.

The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association. SITUS. The situs of arbitration shall be chosen by the party against whom arbitration is sought, provided only that arbitration shall be held at a place in the reasonable vicinity of such party's place of business or primary residence and shall be within the United States. The situs of counterclaims will be the same as the situs of the original arbitration. Any disputes concerning situs will be decided by the American Arbitration Association. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of California, determined without regard to its provisions which would otherwise apply to a question of conflict of laws. Any dispute as to the applicable law shall be decided by the arbitrator. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters that are the Subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law. The prevailing party in any such arbitration shall be entitled to the payment by the losing party of its reasonable costs and attorneys' fees. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

15.   GENERAL PROVISIONS.

15.1 Further Assurances. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.
15.2 Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.
15.3 Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.
15.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows: If to VINTENDO, to: Kevin Nichols, 7011 South Brookshire Court, Spokane, WA 99223. If to OWNERS, to Daniel Laroque, 8 & 16 Avenue de la Victoire, 06250 Mougins, France.
15.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.
15.6 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.
15.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.
15.8 Effective Date. The effective date of this Agreement shall be July 25,
2001.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the effective date stated above.

VINTENDO                                     OWNER


/s/ Kevin Nichols                            /s/ Daniel Laroque
-----------------                            ------------------

    Kevin Nichols, President                     Daniel Laroque